Private Asset Management Fund
WWW.PAMFUND.COM
June 30, 2004

Portfolio Information		Portfolio Statistics
Adviser: Private Asset Management, Inc		Median Market Cap	54.51 Billion
Contact:	1-800-995-9927	Avg. Div Yield	1.54
Portfolio Managers:	Jonathan Elsberry	Est. P/E	19.46
	Eric Blase	Beta	0.77
	Stephen Cohen
		Portfolio Classification
Inception:	May 6, 2002	Asset Class	Equity
Fund Assets:	$8.75 million	Style	Growth
Number of holdings:	59	Market Cap Focus	Greater than $1 Billion
NASDAQ symbol:	PFNDX	Geographic Focus	United States
Cusip	74269D102

Performance

Average annual returns as of 6/30/04
Year To Date (Non-ann)		One Year	Since Inception 5/6/02
Dow Jones Industrial Average	0.80%	18.63%	4.39%
Standard & Poor's 500 Index	3.44%	19.05%	4.83%
Private Asset Management Fund	3.97%	19.86%	9.94%

Performance data quoted represents past performance.  Past performance does not guarantee future results.   The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.   You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing.  The prospectus contains this and other information about the fund.  You may obtain a prospectus by call 1-800-995-9927.  The prospectus should be read carefully before investing.

One year and since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The Standard and Poors 500 is an unmanaged index consisting of common stock in publicly traded U.S. companies. All data comes from sources believed to be reliable but we do not take responsibility for the accuracy of others numbers.

Portfolio
Top Ten Holdings		Asset Allocation
General Electric Co.	2.78%	Fixed Income	0.00%
Pfizer Inc	2.75%	Equity	96.02%
Exxon Mobil Corp	2.54%	Cash & other	3.98%
Microsoft Corp	2.53%	Industry Breakdown
Johnson & Johnson	2.52%	Drugs / Pharmaceuticals	10.12%
BP PLC	2.42%	Computer Systems/Software	9.81%
Citigroup Inc	2.41%	Energy / Oil / Gas	8.68%
BankAmerica Corp	2.40%	Financial Services	8.29%
Dell Inc	2.32%	Aerospace / Defense	7.22%
ChevronTexaco Corp	2.24%	Banks	5.50%